                                                                   EXHIBIT 10.22

[LOGO OF FIDELITY FEDERAL BANK APPEARS HERE]                 GUARANTY AGREEMENT


                                                              Loan No.


This agreement (hereinafter "Guaranty Agreement") is made and entered into this
third (3rd) day of August,       , 1994, by CITADEL HOLDING CORPORATION, a
Delaware corporation,

(hereinafter referred to as "Guarantor"), regardless of number, for the benefit of FIDELITY FEDERAL BANK, a Federal Savings Bank, its successors and/or assigns (hereinafter referred to as the "Bank").

     1. The Bank is considering the advisability of making a loan in the original principal amount of $4,450,000.00 wherein there will be executed a note (hereinafter "Note") secured by deed of trust (hereinafter "Deed of Trust")
upon the real property in the County of Maricopa        , State of Arizona
legally described as:

                         SEE EXHIBIT A ATTACHED HERETO

commonly known and designated as the Camelback Arboleda Office Complex to CITADEL REALTY, INC., a subsidiary of Guarantor

(hereinafter referred to as "Borrower"), regardless of number.

     2. The Bank is willing to make Borrower such a loan, a condition of which is that Guarantor execute this Guaranty Agreement.

     3. Guarantor agrees there is valuable consideration moving from the Bank to Borrower and to Guarantor, and from Borrower and Guarantor to the Bank. Guarantor does hereby unconditionally guarantee and promise to pay to the Bank, on demand, in lawful money of the United States, any and all indebtedness of Borrower to the Bank evidenced by or arising out of or in any way connected with the Note and/or Deed of Trust, and/or any other agreements executed by Borrower pertaining to the loan above mentioned. Guarantor does hereby further unconditionally guarantee and promise to the Bank, on demand of the Bank, to perform all agreements to be performed by Borrower under the Note and/or Deed of Trust and/or any other agreements executed by Borrower pertaining to the loan above mentioned.

     4. The obligations of Guarantor hereunder are independent of the obligations of Borrower, and a separate action or actions may be brought and prosecuted against Guarantor whether an action is brought against Borrower or whether Borrower is joined in any such action or actions.

     5. Guarantor authorizes the Bank, without notice or demand, and without affecting Guarantor's liability hereunder, from time to time to (a) renew, compromise, extend, accelerate or change the time for payment thereof, or otherwise modify the Note and/or Deed of Trust, or the security therefore, or change any of the promises or agreements mentioned in Section 3 hereof; (b) take and hold security, other than and/or in addition to the Deed of Trust, for the payment of the indebtedness guaranteed and/or the performance of said promises and agreements; and to exchange, enforce, waive and release any security, including the Deed of Trust; (c) apply all security and direct the order or manner of sale thereof as the Bank, in its discretion, may determine; and (d) release or substitute any one or more of the Guarantors.

     6. The Bank may, without notice, assign its interest in and to this Guaranty Agreement in whole or in part.

     7. Guarantor waives any right to require the Bank to (a) proceed against Borrower; (b) proceed against or exhaust any rights contained in the Deed of Trust or other security; or (c) pursue any other remedy whatsoever in the Bank's power. Until all indebtedness of Borrower to the Bank shall have been paid in full, even though such indebtedness is in excess of Guarantor's liability hereunder, Guarantor shall have no right of subrogation, and waives any right to enforce any remedy which the Bank now has or may hereafter have against Borrower, and waives any benefit of, and any right to participate in, any security now or hereafter held by the Bank. Guarantor waives all presentments, demands for performance, notices of non-performance, notices of dishonor, and notices of the existence, creation or incurrence of new or additional indebtedness.

     8. Notwithstanding anything to the contrary in this Guaranty Agreement, Guarantor hereby irrevocably waives all rights it may have at law or in equity (including, without limitation, any law subrogating Guarantor to the rights of the Bank) to seek contribution, indemnification, or any other form of reimbursement from Borrower, any other Guarantor, or any other person now or hereafter primarily or secondarily liable for any obligations of Borrower to the Bank, for any disbursement made by Guarantor under or in connection with this Guaranty Agreement or otherwise.

     9. Any indebtedness of Borrower now or hereafter held by Guarantor is hereby subordinated to the indebtedness of Borrower to the Bank, and such indebtedness of Borrower to Guarantor, if the Bank so requires, shall be collected, enforced and received by Guarantor as trustee for the Bank, and shall be paid to the Bank on account of the indebtedness of Borrower to the Bank, but without reducing or affecting, in any manner, the liability of Guarantor under the other provisions of this Guaranty Agreement.

    10. If Borrower is a corporation, partnership, or trust, it is not necessary for the Bank to inquire into the powers of Borrower, or of the officers, directors, partners, trustees or agents acting, or purporting to act on Borrower's behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

                                                               Page 1 of 2 Pages

    11. In the event any action or proceeding be brought by the Bank to enforce this Guaranty Agreement, or by or against Guarantor or by the Bank, or both, or the Bank appears in any action or proceeding in any way connected with or arising out of this Guaranty Agreement, then Guarantor agrees to pay Bank's reasonable attorney fees, costs, and expenses, whether any such action or proceeding proceeds to judgment or not. Guarantor waives any right to trial by jury in the event of any such action or proceeding.

    12. If this Guaranty Agreement is signed by more than one person, partnership or corporation, then all obligations thereof hereunder shall be joint and several.

    13. As used herein, the singular number includes the plural and the masculine gender includes the feminine and neuter.

    14. Guarantor hereby acknowledges receipt of a copy of the Note and Deed of Trust referred to herein.

    15. This Guaranty is entered into under, and shall be construed in accordance with, the laws of the State of Arizona.

    IN WITNESS WHEREOF, Guarantor has executed this Guaranty Agreement the day and year first written above.

CITADEL HOLDING CORPORATION


By: /s/  Andre Shih
   --------------------------------     ---------------------------------------
                          Guarantor                                   Guarantor
Its:  SVP & Treasurer
      Acting CFO
    -----------------------


   --------------------------------     ---------------------------------------
                          Guarantor                                   Guarantor


STATE OF CALIFORNIA               )
COUNTY OF LOS ANGELES             )
          ------------------------
On   August 2, 1994     , before me,
  ----------------------
personally appeared   Andre Shih
                   ----------------
- - -----------------------------------,
personally known to me to be the person
whose name is subscribed to the within
instrument, and acknowledged to me
that he executed the same in his
authorized capacity and that by his
signature on the instrument the person
or the entity upon behalf of which the
person acted, executed the instrument.

WITNESS my hand and official seal.

Signature /s/  Winifred T. Dozier
         -----------------------------

       WINIFRED T. DOZIER
         COMM. #987731
    NOTARY PUBLIC - CALIFORNIA
       LOS ANGELES COUNTY
  My Comm. Expires March 30, 1997

                        CHICAGO TITLE INSURANCE COMPANY                  Page 1

                               LEGAL DESCRIPTION

Escrow/Title No. 9407961

PARCEL NO. 1:

That portion of the Northwest quarter of the Northwest quarter of Section 22, Township 2 North, Range 3 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, more particularly described as follows:

Commencing at the Northeast corner of the Northwest quarter of the Northwest quarter of said Section 22;

thence West, along the North line of said Section 22, a distance of 652.16 feet;

thence South 00 degrees 44 minutes 50 seconds West, along the West line of the East 652.16 feet of the said Northwest quarter of the Northwest quarter of said
Section 22, a distance of 560.05 feet to a point on the South line of the North
560.00 feet of the Northwest quarter of the Northwest quarter of said Section 22, said point being the True Point of Beginning;

thence East along said South line, a distance of 211.99 feet to a point on a line parallel with the East line of said Northwest quarter of the Northwest quarter, said parallel line being 440.17 feet West, as measured along the North line of said Section 22, from the Northeast corner of said Northwest quarter of the Northwest quarter:

thence South 00 degrees 44 minutes 50 seconds West, along last said parallel line, 429.49 feet to the South line of the North half of the South half of the Northwest quarter of the Northwest quarter of said Section 22;

thence North 89 degrees 59 minutes 30 seconds West, along last said South line, a distance of 220.27 feet to a point on the East line of the West half of the Northwest quarter of the Northwest quarter of said Section 22;

thence South 00 degrees 47 minutes 00 seconds West, along last said East line, a distance of 90.00 feet to a point on the South line of the North 90.00 feet of the West half of the South half of the South half of the Northwest quarter of the Northwest quarter of said Section 22;

thence North 89 degrees 59 minutes 30 seconds West, along last said South line,
620.46 feet to the East line of the West 40 feet of said Northwest quarter of
Section 22;

thence North 00 degrees 49 minutes 08 seconds East, along last said East line, a distance of 153.35 feet to a point on a line, parallel to the North line of said
Section 22, last said parallel line is South 926.25 feet, as measured along the West line of said Section 22, from the Northwest corner of said Section 22;

thence East, along last said parallel line, 257.71 feet;

thence North 45 degrees 52 minutes 51 seconds East, 490.29 feet to the beginning of a tangent curve, concave Westerly, said curve having a radius of 25.00 feet;

thence Northeasterly and Northerly along the arc of said curve, 19.69 feet, to a

                           EXHIBIT "A" (Page 1 of 3)

                        CHICAGO TITLE INSURANCE COMPANY                Page 2

                               LEGAL DESCRIPTION

Escrow/Title No. 5407961

point of tangency;

thence North 00 degrees 44 minutes 50 seconds East, along said tangent, 7.21 feet to the South line of the North 560.00 feet of the Northwest quarter of the Northwest quarter of said Section 22;

thence East, along said South line, 16.00 feet to the True Point of Beginning;

Except that portion of the Northwest quarter of the Northwest quarter of said
Section 22 described as follows:

Beginning at the Southeast corner of the Northeast quarter of the Southwest quarter of said Northwest quarter of the Northwest quarter;

thence South 0 degrees 47 minutes 00 seconds West, along the East line of the West half of said Northwest quarter of the Northwest quarter, a distance of 2.57 feet to the True Point of Beginning;

thence continuing South 0 degrees 47 minutes 00 seconds West, along said East line, a distance of 87.43 feet to a point in the South line of the North 90.00 feet of the West half of the South half of the South half of said Northwest quarter of the Northwest quarter;

thence North 89 degrees 59 minutes 30 seconds West, along said South line, a distance of 31.00 feet to the Point of Beginning of a non-tangent circular curve concave Southwesterly, having a radius point which bears South 67 degrees 18 minutes 39 seconds West a distance of 12.00 feet;

thence Northwesterly along the arc of said curve, a distance of 8.01 feet to the Point of Beginning of a reserve curve, the radius point of which bears North 29 degrees 03 minutes 25 seconds East, a distance of 45.00 feet;

thence Northwesterly, Northerly, Northeasterly and Easterly, along the arc of said reverse curve, a distance of 134.46 feet to the True Point of Beginning.



PARCEL NO. 2:

All easements appurtenant to the Fee Parcel provided for in that certain instrument entitled, Easement Agreement recorded August 31, 1981 in Docket 15484, page 49 and First Supplement recorded in Recording No. 87-664392, records of Maricopa County, Arizona.



PARCEL NO. 3:

The West half of the South half of the South half of the Northwest quarter of the

                           EXHIBIT "A" (Page 2 of 3)
                           -------------------------

                       CHICAGO TITLE INSURANCE COMPANY                 Page 3

                              LEGAL DESCRIPTION

Escrow/Title No. 9407961

Northwest quarter of Section 22, Township 2 North, Range 3 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona;

Except the North 90 feet;

Also except the West 40 feet;

Also except the East 30 feet;

Also except the South 50 feet;

also except beginning at the intersection of the North line of said South 50 feet with the East line of the West 40 feet of said West half;

thence Northerly along said East line a distance of 21 feet;

thence Southeasterly to a point in said North line that lies 21 feet East of the Point of Beginning;

thence to the Point of Beginning;

Also except that part of said West half bounded on the East by the West line of said East 30 feet, on the South by the North line of the South 40 feet, and on the Northwest by the arc of a circular curve concave Northwesterly having a tangent length of 12 feet and being tangent to said West line and to said North line.

                           EXHIBIT "A" (Page 3 of 3)
                           -------------------------